JP Morgan August 13, 2008 Exhibit 99.1

Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Such forward-
looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,”
“anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions. For a further description of these factors, see Item 1A. Risk
Factors included within our Form 10-K for the year ended October 31, 2007, which was filed on May 29, 2008. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements.

Other Cautionary Legends
• The financial information herein contains both audited and preliminary/unaudited information and has been prepared by
management in good faith and based on data currently available to the company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing
business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs) and other expenses that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our
operating segments. A reconciliation to the most appropriate
GAAP number is included in the appendix of this presentation.

We expect our strategy will enable us to
deliver our 2009 goals
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Manufacturing Segment
Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of
operating income into net income
• Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
• Controlling our Destiny
Competitive
Cost
Structure
Profitable
Growth
Great
Products
Leveraging what we have and what others have built

5 Great Products Leveraging what we have and what others have built Military Workhorse Cl 3-7 School Bus Commercial Bus 4400 Class 6-7 7700 7700 LoneStar ® 2007 Engines 11L/13L Big Bore

Skyrise
56” Flat Roof 113” BBC
Positioned for Success
56” Flat Roof-Targeted for
owner operators and fleet
customers who haul bulk
goods (i.e. coils and liquids)
113” BBC-owner operators
and fleet customers that
value improved visibility,
maneuverability, and weight
Sky Rise – targeted to
optimize team driving
fleets (coast-to-coast)
60% 100% 100%
ProStar
TM
Phase II – launched in 1st half of 2008
Phase II
in place
Phase I – 122” Bumper to back of cab (BBC) - Complete

LONE Star

LONE Star

CUSTOMS
DoubleSix
66 ™

NAVISTAR

Positioned for Success 7

MAXXFORCE
INTERNATIONAL DIESEL POWER®

INTERNATIONAL

NAVISTAR®

11L / 13L
MaxxForce 11L / 13L Engines
Industry leading attributes
Fuel economy
Weight
Noise Vibration Harshness (NVH)
U.S. production start:  Summer 2008
Significant cost savings versus purchased
engines at peak production
TM

We expect our strategy will enable us to
deliver our 2009 goals
Competitive
Cost
Structure
Profitable
Growth
Great
Products
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Manufacturing Segment
Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of
operating income into net income
• Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
• Controlling our Destiny
Leveraging what we have and what others have built

Competitive Cost Structure
Key Component of COGS
Strategic initiatives
ProStar
TM
MaxxForce
TM
Big Bore 11L / 13L
Scale
Strategic Partnerships
Mahindra International
South America
CAT
Global Sourcing
Performance on track / Volume /
Dollar Weakness
Overall goal is to continuously
seek the needed quality at the
best price
Greater Flexibility
Eliminated guaranteed
employment
Productivity
Trades
Stewards / Reps
Sourcing non-core jobs
Improved Manufacturing
Cost Structure
Wages frozen
Healthcare contained
New hire package competitive
Wages
Postretirement
Materials
Labor Operating Efficiencies

We expect our strategy will enable us to
deliver our 2009 goals
Leveraging what we have and what others have built
Competitive
Cost
Structure
Profitable
Growth
Great
Products
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Manufacturing Segment
Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of
operating income into net income
• Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
• Controlling our Destiny
Leveraging what we have and what others have built

LCOE Vocational

Mahindra International

JLTV

GM

LoneStar®

ProStar™ Skyrise

11L / 13L Big Bore

Profitable Growth
Future
Mexico & Export
Increase export
market share
Military
Units delivered:
FY 2005: ~ 1,300
FY 2006: ~ 2,900
FY 2007: ~ 3,200
Commercial Bus
Industry ranges
from 9K – 13K
CF and Conventional Class 4/5
Industry ranges
from 20K – 30K
Industry ranges
from 45K – 60K
Industry ranges
from 35K – 45K
Workhorse Cl 3-7
Launching

INTERNATIONAL
MEXICO DISTRIBUTION
DEALER NETWORK

NAVISTAR

Profitable Growth
Mexico/Export – Continued Focus on Growth
Delivering profitable
growth
20 dealers with more
than 85 locations
30% increase in dealer
locations
Fleet growth
• Cemex
• Femsa
• Lala
Russia
Australia
Grow existing markets
• Latin America
• South Africa
• Middle East
Dedicated dealers in all
key markets
Commercial Growth
India and Exports
• New full line Class 4-8 in
development
• New plant for trucks and
engines in 2009
• 2011 target volume 40,000
units/year (market 400,000
Class 3-8)
India’s first commercial
vehicles with electronic
common rail diesel engines
Mexico Market Share
24.0%
25.0%
26.0%
27.0%
28.0%
29.0%
30.0%
31.0%
32.0%
FY 2005 FY 2006 FY 2007 1st H FY08
Mexico Export
Mahindra Navistar
Automotive Limited

Profitable Growth – Navistar Defense
Sustainment / Reset / Remanufacturing
Tactical
7000 MV
AFMTV
Afghan
Taiwan
FMS-Canada
FMS-UK
FMS-Other
Militarized /
supporting vehicles
5000 MV
Armored Line
Haul Tractor
TACOM-other urgent
requirements
MXT
MRAP
U.S. & Foreign
MaxxPro Dash
Smaller MaxxPro
Future Opportunities
FMTV
HET
M915
JLTV
We believe the military business is a $1.5 to $2 Billion
sustainable business
Navistar Defense Group

Navistar Defense – Delivering on our Commitments
We work as if someone’s life depends on it; because it does
• ~$1.3 Billion contract awarded April 2008 to
provide tactical wheeled vehicles and parts
• 7,072 vehicles and parts over three years

Military – Portfolio of Platforms 16

MEAP Integration (Delivered April ’08) MaxxPro MaxxPro MEAP MaxxPro Plus MaxxPro Plus w/ EFP EFP Installation (Delivered May ’08) MaxxPro Evolution - Flexibility 17

54’
54’
TURNING RADIUS       20-30%   OFF-ROAD CAPABILITY        <5000 LBS. LIGHTER
TURNING RADIUS       20-30%   OFF-ROAD CAPABILITY        <5000 LBS. LIGHTER
PRODUCTION-READY
PRODUCTION-READY
CARRYOVER
CARRYOVER
SURVIVABILITY
SURVIVABILITY
16” shorter
height
8”shorter wheelbase
INCREASED MOBILITY
INCREASED MOBILITY

-29.8%
-25.0%*

-40.2%

-22.1%
-14.8%*

26.9%

NAVISTAR

0
10,000
20,000
30,000
40,000
50,000
FY2006 FY2007 FY2008 Goal
0
50,000
100,000
150,000
FY2006 FY2007 FY2008 Fcst
0
100,000
200,000
300,000
400,000
500,000
FY2006 FY2007 FY2008 Fcst

0
100,000
200,000
300,000
400,000
500,000
600,000
FY2006 FY2007 FY2008 Fcst*
30,000
2008 Guidance
520,000
405,000
340K – 350K
U.S. & Canada Truck Industry
(Class 6-8 Units)
455,000
319,000
235K – 245K
Navistar Expansionary** Shipments
38,000 38,000
126,000
75,000
70K – 80K
*midpoint of guidance
Navistar U.S. & Canada Shipments
(Class 6-8 Units)
Flat
Flat
Navistar Engine Shipments
**includes all military shipments

200,000
300,000
400,000
500,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Guidance
Est. 2009
U
.
S
.
a
n
d
C
a
n
a
d
a
C
l
a
s
s
6
-
8
R
e
t
a
i
l
I
n
d
u
s
t
r
y
$0
$100
$200
$300
$400
$500
FY 2006
1st Half
FY 2007
1st Half
FY 2008
1st Half
FY 2008
Full Year
$0
$200
$400
$600
$800
$1,000
$1,200
FY2006
Full Year
FY 2007
Full Year
FY2008
1st Half
FY 2008
Full Year
- - - - - - -$15B Goal by FY End 2009 - - - - -
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
FY2006
Full Year
FY2007
Full Year
FY2008
1st Half
FY 2008
Full Year
1
st
Half FY 2008 – Actual vs. Guidance
Manufacturing Segment Profit ($ in millions)
Consolidated Revenues
($ in billions)
$14.2
$12.3
1st
Half-$6.3
1st
Half-$6.1
$15.0+
$838
$426
$950-$1,000
Retail Class 6 - 8
FY 2008 retail class 6-8
annualized through April
Guidance
$6.7-$6.9
Actual
$6.9
Actual
$424
Guidance
$375-425
$103
$6

Actual
$171
Guidance
$120-$200
$380-$510
Consolidated Pretax Income ($ in millions)
2009 Industry
385,000-414,500

2008 Guidance – Below the Line
Below the Line - Actions
Corporate items:
•
SGA – On Track
•
Postretirement actions – On Track
Interest Expense – On Track
NFC – Low End (challenges from lower industry volume, lower
spreads, and accounting for derivatives)
FY 2007
Target
FY 2009
Professional Fees ($224) ($140) ($160) ($20)-($30)
Corporate Items (Excluding Professional Fees) ($207) ($260) ($270) ($293)-($393)
Interest Expense (Manufacturing Only) ($196) ($140) ($160) ($157)-($177)
Financial Services Profit $128 $50 $20 $140-$100
Sub total - Below the line range: ($499) ($490) ($570) ($330)-($500)
Full Year ($millions)
Target
FY 2008

Traditional U.S. and Canada Retail Sales
Class 6 – 8 Industry Landscape
FY 2008 retail class 6-8
annualized through April
Navistar’s fiscal year is 11/1-10/31
2009 Industry
385,000-414,500
200,000
300,000
400,000
500,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Guidance
Est. 2009
Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 20,000 to 22,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 52,000 to 55,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 163,000 to 168,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 235,000
to
245,000
FY 08
Actual
Revised
Guidance
Historical Information
United States and Canadian Class 6-8 Truck Industry - Retail Sales Volume

ATA Truck Tonnage
through June 2008
2000=100.0
125.0
120.0
115.0
110.0
105.0
100.0
95.0
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08

Weekly U.S Retail On-Highway Diesel Prices
Average All Types

"The impact of high (fuel) prices on truckers goes well beyond what they pay at the pump; it also impacts them on the roads they drive on. A combination of more fuel efficient vehicles and higher (fuel) prices has, for the first time, resulted in a significant reduction of vehicle miles traveled."
-Sen. James Inhofe

Diesel - Gasoline Price
throught Aug.4, 2008
Diesel - Gasoline Cents
100.0
80.0
0.0

Mar-04
Jul-04
Nov-04
Mar-05
Jul-05
Nov-05
Mar-06
Jul-06
Nov-06
Mar-07
Jul-07
Nov-07
Mar-08
Jul-08

NAVISTAR

Industry Environment Today 23 0 2,000 4,000 6,000 8,000 10,000 12,000 International Dealer Stock Inventory in units

Challenges
Known –
Execution of path to $1.6 billion manufacturing segment
profit at 414,500 industry
Navistar 2010 emissions path
Unknown
2009 Industry
Cost increases – commodity/precious metal/currency
2010 emissions industry landscape
Capital structure cost
Ford resolution
Execution speed – rest of world strategy

Commodity Challenges 25 Control Costs Recover in marketplace Provide differentiated value to end customer

PROStar

PROStar is approximately 7% more aerodynamic than competitive products

PROStar

PROStar

• The average line haul is $110,000
• Commodities have increased $2,300 per truck
• Diesel is at $5 a gallon
• has 7% fuel savings
Delivers on its promise
6.9mpg
Fleet A
7.0mpg
Fleet B
7.2mpg
Fleet C
7.2mpg
Fleet D
7.7mpg
Fleet E
At 150,000 to 200,000 miles a year,
the                saves $8,750-11,670 a year in fuel!

MAXXFORCE
INTERNATIONAL DIESEL POWER

1800
1600
1400
1200
1000
800
600
400
200
0
Torque (ft-lbs)
600
800
1000
1200
1400
1600
1800
2000
2200
2400
Engine Speed (rpm)
MaxxForce 13
Typical Class 8 Diesel Truck Engine
Torque Loss Comparison

Horsepower Per Pound
MaxxForce 13

MPG

Gallons Per Hour

Outstanding Power Characteristics

Competitor A Competitor C Competitor D Competitor B
Designed for
Payload
6
6.1
6.2
6.3
6.4
6.5
6.6
6.7
MaxxForce 13 Competitor A Competitor B
Best-in-Class
Best-in-Class
0
0.1
0.2
0.3
0.4
0.5
0.6
MaxxForce 13 Competitor A
Fuel Economy
Fuel Usage @ Idle

US DOT 063585
MC NO 311233
KYU 052486
HOT
Urea Tank
SCR Catalyst

NAVISTAR

Strategy to sustain and improve 2010
and beyond
Why we choose EGR vs. SCR:
We believe SCR is a
transitional-stop gap approach
SCR forces the burden of
compliance on the customer
EGR builds on technologies we
are using today without ongoing
customer cost, complexity, and
inconvenience
EGR has minimal, if any,
adverse effects on fuel economy

We expect our strategy will enable us to
deliver our 2009 goals and BEYOND
Competitive
Cost
Structure
Profitable
Growth
Great
Products
FY 2009 Goals
• $15+ Billion Revenue
• $1.6 Billion Manufacturing Segment
Profit
• Improve cost structure while
developing synergistic niche
businesses with richer margins
• Improve conversion rate of
operating income into net income
• Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion
Markets
• Controlling our Destiny
Leveraging what we have and what others have built

Controlling our Destiny
Class 8 Market Share
Military
MaxxForce
TM
Expansionary Growth
CAT JV
Mahindra JV
American LaFrance
Parts Growth

2009 Industry
385,000-414,500
FY 2008 retail class 6-8
annualized through April
Navistar’s fiscal year is 11/1-10/31
U.S. and Canada
Class 6-8 Retail Industry
2009 / 2010+
200,000
300,000
400,000
500,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Guidance
Est. 2009

U.S. and Canada Traditional Market Share Leader
in Class 6-8 Trucks and School Bus
School Bus
Class 6 and 7 Class 8
Ongoing Goal 60% Ongoing Goal 40%
RETAIL
INDUSTRY FY08 FY07 Change FY08 FY07 Change
Bus 25K - 30K 59.3% 63.1% -3.8% 55.8% 60.3% -4.6%
Med 75K - 110K 36.0% 36.1% -0.1% 35.3% 35.0% 0.3%
SSVC 50K - 75K 43.9% 32.7% 11.2% 35.0% 25.6% 9.4%
Heavy 110K - 240K 22.6% 15.0% 7.6% 15.7% 14.4% 1.4%
Total
260K - 455K
33.4% 29.9% 3.5% 29.1% 25.1% 4.0%
Class 8 160K - 315K 29.3% 21.3% 8.0% 22.7% 17.6% 5.1%
YTD JUNE ORDER SHARE YTD JUNE RETAIL SHARE

0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2003 2004 2005 2006 2007 2008 Goal Future Military All Other Mexico/Export 32 Great Products: Expansionary Growth

NAVISTAR® CATERPILLAR®

Service

INTERNATIONAL

CAT

NAVISTAR®

33 Profitable Growth Strategic Alliance MOU Truck Engine Additional Opportunities

NAVISTAR® CATERPILLAR®

CAT
Lift Trucks

NAVISTAR®

Profitable Growth Strategic Alliance MOU
International Branded
Mahindra Based
COE
CAT Branded
COE
International Branded
Navistar Based
Conventional Line haul
CAT Branded
Navistar Based
Severe Service
Conventional
Product Offerings
CAT

Controlling Our Destiny
Joint venture with American
LaFrance, LLC to develop,
manufacture, support and
distribute low-cab over engine
(LCOE) vocational trucks
6,000 Niche Industry
Manufacturing facility in
Summerville, SC
Builds upon American
LaFrance’s engineering platform
and Navistar’s engines, which
provide a clear advantage
heading into the 2010 EPA
emission requirements

LCOE Vocational Truck

Preliminary & Unaudited

Manufacturing Segment Profit (in $B)

NAVISTAR

2006 - 2009 Manufacturing Segment Profit
$0
$1
$2
2006
We expect our strategy will enable us to
deliver our 2009 goal
Goal
$1.6
Engine Actions/
MaxxForce
Operating
Efficiencies
10-20%
Savings
Global
Sourcing ProStar
+$3K/
Truck
Expansionary
Growth
+15-20K
Units
Traditional
Share
+2%
Share
Parts
+$0.5B
Revenue
Military
+$1.5B
Revenue
2009
Complete
Complete
In Progress
Complete
In Progress
In Progress
In Progress
In Progress
Actual
$838
454,700
industry
414,500
industry
TM
TM

Preliminary & Unaudited

Parts Sales by Year

NAVISTAR

Sustainable – 2010 and Beyond
Navistar Parts
$1,373
$1,516 $1,562
$3,000
Part Sales at Maturity ($ in millions)
Other Opportunities
Military
Expansionary Global
Traditional
Goal
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
FY 2005 FY 2006 FY 2007 FY 2012

Arctic Ocean
Greenland (Den.)
Iceland
Arctic Ocean
Norway
Finland
Arctic Ocean
Russia
U.S.A.
Canada
United States of America
North Pacific Ocean
North Atlantic Ocean
Mexico
Hawaiian Islands
U.S.A.
Kazakhstan
Mongolia
China
Turkey
Iran
India
Japan
North Pacific Ocean
Morocco
Algeria
Libya
Egypt
Mauritania
Mali
Niger
Chad
Sudan
Yemen
Oman
Ethiopia
Somalia
Uganda
Kenya
Gabon
Congo
Zaire
Burundi
Tanzania
Angola
Zambia
Mozambique
Madagascar
Namibia
Botswana
Zimbabwe
Swaziland
South Africa
Lesotho
Venezuela
Colombia
Ecuador
Brazil
Peru
Bolivia
Paraguay
Argentina
Chile
Uruguay
Malaysia
Indonesia
Philippines
Indian Ocean
Australia
Tasmania
South Pacific Ocean
South Atlantic Ocean
Antarctica

Continued Diversification
North America
Traditional
Class 6,7 & 8
Expansion
Class 4,5, CF, Mexico, Conventional, MXT, RV &
Military
Future Opportunities
GM, CAT
Rest of World
Today
South America, South Africa & Russia
Future Opportunities
India, Russia, Australia & China

Summary
2008 industry recovery delayed with economy
2008 will be a strong year for Navistar despite a weak U.S.
and Canada industry
Plans in place for 2009
Great Products
Competitive Cost Structure
Profitable Growth
Growth in Export and Military
Changing diesel environment
Sustainability 2010 and beyond
CONTROLLING OUR DESTINY

SEC Regulation G
FY 2006
($ Billions)
FY 2007
($ Billions)
FY 2008
($ Billions)
As Reported As Reported As Reported As Reported
Revenues $14 $12 $6.1 $6.9
($Millions) ($Millions) ($Millions) ($Millions)
Manufacturing Segment Profit $838 $426 $1,000 $950 $208 $424
Corporate Items ($398) ($431) ($400) ($430) ($313) ($423) ($190) ($164)
Interest Expense ($192) ($196) ($140) ($160) ($157) ($177) ($96) ($83)
Financial Services Profit (Loss) $147 $128 $50 $20 $140 $100 $84 ($6)
Sub total - Below the line range: ($443) ($499) ($490) ($570) ($330) ($500) ($202) ($253)
Consolidated Income Before Income Tax $395 ($73) $510 $380 $1,270 $1,100 $6 $171
Taxes Benefit (Expense)
($94) ($47) ($92) ($68) ($19) ($9)
Net Income (Loss)
$301 ($120) $418 $312 ($13) $162
Diluted EPS $4.12 ($1.70) $5.72 $4.26 ($0.19) $2.22
Memo - Professional fees included above
in corporate items: ($70) ($224) ($140) ($160) ($20) ($30) ($84) ($99)
# of 2008 diluted shares 73.1 Million
$1,600
$15+
FY 2009
($ Billions)
($Millions)
Goal
1st Half
SEC Regulation G
FY 2008
($ Billions)
($Millions)
$15+
Full Year
FY 2007
($ Billions)
Guidance
Based on
414,500
Industry
The above non-GAAP financial measures are unaudited and reflect a 2007 change in segment reporting methodology. This presentation is not in accordance with, or an alternative for,
U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered-supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.-However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.-
Management often uses this information to assess and measure-the-performance of our operating segments. We have chosen-to-provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide-an-additional measure of performance.